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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             December 2, 2003


                      -------------------------------------



                            CNA FINANCIAL CORPORATION

            (Exact name of registrant as specified in its charter)





               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

                                 Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.1           CNA Financial Corporation press release, issued December 1,
               2003.

99.2 CNA Financial Corporation Group Operations Segment -- Historical GAAP Results of Operations for the three and nine months ended September 30, 2003.


Item 9.  Regulation FD Disclosure

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On December 1, 2003 Registrant issued a press release announcing that it has entered into a binding agreement to sell its Group Benefits business to Hartford Financial Services Group, Inc. for approximately $500 million. The press release is furnished as Exhibit 99.1 to this Form 8-K.

In addition, Registrant is providing supplemental information on businesses related to the sale described above in a schedule furnished as Exhibit 99.2 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CNA FINANCIAL CORPORATION



Dated:  December 2, 2003                      /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer



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